UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2005





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



      REPUBLIC OF PANAMA            001-08430               72-0593134
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 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)




  1450 Poydras Street, New Orleans, Louisiana            70112-6050
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   (Address of principal executive offices)              (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 7.01      Regulation FD Disclosure

On August 29, 2005, McDermott International, Inc. issued the press release attached as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01      Financial Statements and Exhibits.

(c)    Exhibits

       99.1  Press Release Dated August 29, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       McDERMOTT INTERNATIONAL, INC.





                                       By:   /s/ Michael S. Taff
                                           -------------------------------------
                                             Michael S. Taff
                                             Chief Accounting Officer

August 29, 2005



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